UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)            February 2, 2006
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                    THE CHILDREN'S PLACE RETAIL STORES, INC.

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             (Exact name of registrant as specified in its charter)

          DELAWARE                    0-23071                 31-1241495
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 (State or other jurisdiction       (Commission            (IRS Employer ID
      of incorporation)             File Number)                Number)


915 Secaucus Road, Secaucus, New Jersey                          07094
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(Address of principal executive offices)                       (Zip Code)


Registrant's Telephone Number, including area code:    (201) 558-2400
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                                 Not Applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

     On February 2, 2006, The Children's Place Retail Stores, Inc. (the "Company") issued a press release announcing certain financial information for the month, fiscal quarter and fiscal year ended January 28, 2006, as well as the Company's updated outlook for fiscal 2006. The Company's press release also discussed the acceleration of vesting of certain stock options held by the Company's employees and the granting of performance shares to certain key members of senior management, as well as the anticipated expense in fiscal 2005 and the future expense related thereto. A copy of the Company's press release is included as Exhibit 99.1 hereto.


Item 9.01  Financial Statements and Exhibits

       (a)   Financial Statements of Business Acquired: Not applicable

       (b)   Pro Forma Financial Information: Not applicable

       (c)   Exhibits:

             99.1    Press Release dated February 2, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         THE CHILDREN'S PLACE RETAIL
                                         STORES, INC.

                                         By: /s/ Hiten Patel
                                             -----------------------------------
                                         Name:  Hiten Patel
                                         Title: Senior Vice President and Chief
                                                Financial Officer

Dated: February 2, 2006

                                INDEX TO EXHIBITS

                           Current Report on Form 8-K
                             dated February 2, 2006
                    The Children's Place Retail Stores, Inc.


99.1     Press Release dated February 2, 2006.